UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 24, 2017

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Joy Global Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780,
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 24, 2017, Joy Global Inc. (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture, dated as of November 10, 2006, between the Company and Wells Fargo Bank, National Association, as trustee (as amended and supplemented from time to time, the “Indenture”), which governs the Company’s 5.125% Senior Notes due 2021 and 6.625% Senior Notes due 2036 (collectively, the “Notes”). The Company previously received consents from the holders of a majority in aggregate principal amount of the Notes, voting together as a single class, to the adoption of the amendments contained in the Supplemental Indenture.

The Supplemental Indenture provides that if the Company’s pending merger with an indirect wholly owned subsidiary of Komatsu Ltd. (“Komatsu”) is completed, in the event that Komatsu decides, in its sole discretion, to provide an unconditional guarantee of the Company’s payment obligations under the Indenture with respect to the Notes, Komatsu will post on its website annual, quarterly and event-specific reports (prepared under applicable Japanese law and translated into English) that it is required to publish under the Financial Instruments and Exchange Act of Japan and the rules governing timely disclosure of corporate information by issuers of listed securities on the Tokyo Stock Exchange. These reports would be made available to holders of the Notes in lieu of the Company’s existing annual, quarterly and current reporting, which the Company would cease producing for so long as a Komatsu guarantee remains in force. The Supplemental Indenture also contains mechanical provisions regarding the potential guarantee by Komatsu of the Company’s payment obligations under the Indenture with respect to the Notes.

The foregoing description of the Supplemental Indenture does not purport to be complete and is subject to and qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and the terms of which are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

4.1	Fifth Supplemental Indenture, dated as of January 24, 2017, among the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

By:	/S/ Matthew S. Kulasa
Matthew S. Kulasa Vice President, Controller and Chief Accounting Officer

Dated: January 24, 2017

EXHIBIT INDEX

4.1	Fifth Supplemental Indenture, dated as of January 24, 2017, among the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee.